                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY


================================================================================



                     ISUZU MOTORS ACCEPTANCE CORPORATION,
                                  as Seller,


                                      and


                       POOLED AUTO SECURITIES SHELF LLC,
                                 as Purchaser




                        ______________________________

                        RECEIVABLES PURCHASE AGREEMENT

                           Dated as of April 1, 2001

                        ______________________________




================================================================================

                               TABLE OF CONTENTS

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                                             ARTICLE ONE

                                             DEFINITIONS

Section 1.01.  Definitions.............................................................................    1
Section 1.02.  Other Definitional Provisions...........................................................    4

                                             ARTICLE TWO

                                        CONVEYANCE OF RECEIVABLES

Section 2.01.  Sale and Conveyance of Receivables......................................................    5
Section 2.02.  Receivables Purchase Price; Payments on the Receivables.................................    6
Section 2.03.  Transfer of Receivables.................................................................    6
Section 2.04.  Examination of Receivable Files.........................................................    6
Section 2.05.  Expenses................................................................................    6

                                             ARTICLE THREE

                                      REPRESENTATIONS AND WARRANTIES

Section 3.01.  Representations and Warranties of the Purchaser.........................................    7
Section 3.02.  Representations and Warranties of the Seller............................................    8
Section 3.03.  Representations and Warranties as to the Receivables....................................    9

                                                 ARTICLE FOUR

                                                  CONDITIONS

Section 4.01.  Conditions to Obligation of the Purchaser...............................................   14
Section 4.02.  Conditions to Obligation of the Seller..................................................   16

                                                ARTICLE FIVE

                                          COVENANTS OF THE SELLER

Section 5.01.  Protection of Right, Title and Interest in, to and under the Receivables................   18
Section 5.02.  Security Interests......................................................................   19
Section 5.03.  Delivery of Payments....................................................................   19
Section 5.04.  No Impairment...........................................................................   19
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                                       i

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                                               ARTICLE SIX

                                        MISCELLANEOUS PROVISIONS

Section 6.01.  Amendment...............................................................................   20
Section 6.02.  Termination.............................................................................   20
Section 6.03.  Governing Law...........................................................................   20
Section 6.04.  Notices.................................................................................   20
Section 6.05.  Severability of Provisions..............................................................   21
Section 6.06.  Further Assurances......................................................................   21
Section 6.07.  No Waiver; Cumulative Remedies..........................................................   21
Section 6.08.  Counterparts............................................................................   21
Section 6.09.  Third-Party Beneficiaries...............................................................   21
Section 6.10.  Headings................................................................................   21
Section 6.11.  Representations of the Seller and of the Purchaser......................................   21
Section 6.12.  No Proceedings..........................................................................   21

                                             SCHEDULES

Schedule A - Receivables Schedule......................................................................  SA-1
Schedule B - Location of Receivable Files..............................................................  SB-1

                                             EXHIBITS

Exhibit A - Bill of Sale and Assignment................................................................  A-1
Exhibit B - Secretary's Certificate of IMAC............................................................  B-1
Exhibit C - Opinion of Counsel for IMAC................................................................  C-1
Exhibit D - Secretary's Certificate of the Subservicer.................................................  D-1
Exhibit E - Opinion of Counsel for the Subservicer.....................................................  E-1

                         RECEIVABLES PURCHASE AGREEMENT

     This Receivables Purchase Agreement, dated as of April 1, 2001, is between Isuzu Motors Acceptance Corporation, a California corporation ("IMAC"), as seller (the "Seller"), and Pooled Auto Securities Shelf LLC, a Delaware limited liability company ("PASS"), as purchaser (the "Purchaser").

     WHEREAS, in the regular course of its business, the Seller has purchased certain motor vehicle retail installment sale contracts secured by new and used motor vehicles (the "Receivables");

     WHEREAS, the Seller intends to convey all of its right, title and interest in and to certain Receivables having an aggregate outstanding principal balance of $492,091,480.94 as of the close of business on March 31, 2001 to the Purchaser and, concurrently with its purchase of the Receivables, the Purchaser shall convey all of its right, title and interest in and to the Receivables to Isuzu Auto Owner Trust 2001-1 (the "Issuer") pursuant to the sale and servicing agreement, dated as of April 1, 2001, among the Issuer, PASS, as depositor (in such capacity, the "Depositor"), IMAC, as master servicer (in such capacity, the "Master Servicer") and as Seller, and The CIT Group/Sales Financing, Inc., as subservicer (the "Subservicer"); and

     WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables are to be sold by the Seller to the Purchaser.

     NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

     Section 1.01.   Definitions.  Whenever used in this Agreement, the
                     -----------
following words and phrases shall have the following meanings:

     "Administration Agreement" means the administration agreement, dated as of
      ------------------------
April 1, 2001, among the Issuer, the Administrator, the Depositor and the Indenture Trustee, as amended or supplemented from time to time.

     "Administrator" means IMAC, in its capacity as administrator under the
      -------------
Administration Agreement.

     "Agreement" means this Receivables Purchase Agreement and all amendments
      ---------
hereof and supplements hereto.

     "Basic Documents" means this Agreement, the Sale and Servicing Agreement,
      ---------------
the Administration Agreement, the Indenture, the Trust Agreement, the Insurance Agreement, the Insurer Indemnification Agreement, the Indemnity Agreement and any other documents or certificates delivered in connection therewith as the same may be amended, supplemented or otherwise modified and in effect.

     "Bill of Sale" means the Bill of Sale and Assignment substantially in the
      ------------
form attached hereto as Exhibit A.

     "Closing Date" means May 3, 2001.
      ------------

     "Cutoff Date" means the close of business on March 31, 2001.
      -----------

     "DTC" means The Depository Trust Company, and its successors.
      ---

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "IMAC" means Isuzu Motors Acceptance Corporation, and its successors.
      ----

     "Indemnity Agreement" means the indemnity agreement, dated April 25, 2001,
      -------------------
among the Seller, PASS and the Representative, as amended or supplemented from time to time.

     "Indenture" means the indenture, dated as of April 1, 2001, between the
      ---------
Issuer and the Indenture Trustee, as amended or supplemented from time to time.

     "Indenture Trustee" means U.S. Bank National Association, as indenture
      -----------------
trustee under the Indenture, and its successors.

     "Insurance Agreement" means the insurance and reimbursement agreement,
      -------------------
dated as of the Closing Date, among the Insurer, the Issuer, the Depositor, the Subservicer and IMAC, as amended or supplemented from time to time.

     "Insurance Policy" means the irrevocable financial guaranty insurance
      ----------------
policy issued by the Insurer, dated the Closing Date, in respect of the Securities.

     "Insurer" means MBIA Insurance Corporation, and its successors.
      -------

     "Insurer Indemnification Agreement" means the indemnification agreement,
      ---------------------------------
dated April 25, 2001, among the Insurer, the Seller, PASS and the Representative, as amended or supplemented from time to time.

     "Issuer" has the meaning set forth in the recitals.
      ------

     "Lien" means any security interest, lien, charge, pledge, equity or
      ----
encumbrance of any kind other than tax liens, mechanics' liens and any liens that attach to a Receivable or any property, as the context may require, by operation of law.

     "Loan and Security Agreement" means the loan and security agreement, dated
      ---------------------------
as of May 1, 1999, among IMAC Funding Corp. I, Variable Funding Capital Corporation, First Union Securities, Inc. (successor in interest to First Union Capital Markets Corp.) and First Union National Bank.

     "Owner Trustee" means Wilmington Trust Company, as owner trustee under the
      -------------
Trust Agreement, and its successors.

     "PASS" means Pooled Auto Securities Shelf LLC, and its successors.
      ----

     "Preliminary Prospectus" means the preliminary prospectus supplement, dated
      ----------------------
April 20, 2001, and the preliminary prospectus, dated April 20, 2001, of the Purchaser relating to the public offering by the Purchaser of the Securities.

     "Prospectus" means the prospectus supplement, dated April 25, 2001, and the
      ----------
prospectus, dated April 25, 2001, of the Purchaser relating to the public offering by the Purchaser of the Securities.

     "Purchaser" means PASS, in its capacity as purchaser of the Receivables
      ---------
under this Agreement, and its successors.

     "Receivables" means the motor vehicle retail installment sale contracts
      -----------
sold by the Seller to the Purchaser pursuant to this Agreement and identified on the Receivables Schedule.

     "Receivables Purchase Price" means $427,301,785.16.
      --------------------------

     "Receivables Schedule" means the schedule of Receivables attached as
      --------------------
Schedule A hereto, as amended, supplemented or otherwise modified and in effect from time to time.

     "Representation Date" means each of the date of the Prospectus and the
      -------------------
Closing Date.

     "Representative" means First Union Securities, Inc., as representative of
      --------------
the Underwriters.

     "Sale and Servicing Agreement" means the sale and servicing agreement,
      ----------------------------
dated as of April 1, 2001, among the Issuer, PASS, as Depositor, the Seller, the Master Servicer and the Subservicer, as amended or supplemented from time to time.

     "SEC" means the Securities and Exchange Commission, and its successors.
      ---

     "Securities" means the Notes and the Certificates.
      ----------

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Securityholders" means the Noteholders and the Certificateholders.
      ---------------

     "Seller" means IMAC, in its capacity as seller of the Receivables under
      ------
this Agreement, and its successors and assigns.

     "Seller Information" means the information set forth in the Preliminary
      ------------------
Prospectus and the Prospectus under the headings "Summary - Seller and Master Servicer", "Risk Factors - Geographic concentration may result in more risk to you", "The Receivables Pool" and "The Seller and Master Servicer".

     "Subservicer" means The CIT Group/Sales Financing, Inc., in its capacity as
      -----------
subservicer of the Receivables under the Sale and Servicing Agreement, and its successors.

     "Trust Agreement" means the trust agreement, dated as of March 21, 2001, as
      ---------------
amended and restated as of April 1, 2001, between PASS and the Owner Trustee, as amended or supplemented from time to time.

     "Trustee" means either the Owner Trustee or the Indenture Trustee, as the
      -------
context requires.

     "Trustees" means the Owner Trustee and the Indenture Trustee.
      --------

     "UCC" means Uniform Commercial Code as in effect in the respective
      ---
jurisdiction.

     "Underwriters" means the underwriters named in Schedule A to the
      ------------
Underwriting Agreement.

     "Underwriting Agreement" means the underwriting agreement, dated April 25,
      ----------------------
2001, between PASS and the Representative, relating to the purchase of the Securities by the Underwriters from PASS.

     Section 1.02. Other Definitional Provisions.
                   -----------------------------

     (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

     (b) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular,
(ii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, article or section within this Agreement, (iii) references to a section such as "Section 1.01", an article such as "Article One" and the like shall refer to the applicable Section or Article of this Agreement, as the case may be, (iv) the term "include" and all variations thereof shall mean "include without limitation", (v) the term "or" shall include "and/or" and (vi) the term "proceeds" has the meaning set forth in the applicable UCC.

                                  ARTICLE TWO

                           CONVEYANCE OF RECEIVABLES

     Section 2.01. Sale and Conveyance of Receivables.
                   ----------------------------------

     (a) The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Purchaser, and the Purchaser hereby purchases from the Seller, without recourse (subject to the Seller's obligations hereunder), all of the right, title and interest of the Seller in, to and under, whether now owned or existing or hereafter acquired or arising, the following:

            (i)    the Receivables listed in the Receivables Schedule;

            (ii) all amounts due on the Receivables and paid thereunder or in respect thereof (including proceeds of the repurchase of Receivables by the Seller pursuant to Section 3.03(c)) after the Cutoff Date;

            (iii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables;

            (iv) any proceeds of any physical damage insurance policies and extended warranties covering the Financed Vehicles and in any proceeds of any credit life or credit disability insurance policies relating to the Receivables or the Obligors;

            (v)    the Receivable Files;

            (vi)   any proceeds of Dealer Recourse;

            (vii) the right to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of the Issuer; and

            (viii)  the proceeds of any and all of the foregoing.

     (b) In connection with the foregoing conveyance, the Seller further agrees, at its own expense, on or prior to the Closing Date (i) to annotate and indicate in its books, records, and computer files that the Receivables have been sold and transferred to the Purchaser pursuant to this Agreement, (ii) to deliver to the Purchaser a computer file or printed or microfiche list of the Receivables Schedule containing a true and complete list of the Receivables, identified by account number and by the Principal Balance as of the Cutoff Date, which file or list shall be marked as Schedule A to this Agreement and is hereby incorporated into and made a part of this Agreement and (iii) to deliver or cause to be delivered the Receivable Files to or upon the order of the Purchaser.

     (c) The parties hereto intend that the conveyance of the Receivables and related property hereunder be a sale and not a loan. In the event that the conveyance hereunder is for any reason not considered a sale, the Seller hereby grants to the Purchaser a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the

Receivables, and all other property conveyed hereunder and all proceeds of the foregoing. The parties intend that this Agreement constitute a security agreement under applicable law. Such grant is made to secure the payment of all amounts payable hereunder, including the Receivables Purchase Price. If such conveyance is for any reason considered to be a loan and not a sale, the Seller consents to the Purchaser transferring such security interest in favor of the Indenture Trustee and transferring the obligation secured thereby to the Indenture Trustee.

     Section 2.02. Receivables Purchase Price; Payments on the Receivables.
                   -------------------------------------------------------

     (a) On the Closing Date, in exchange for the Receivables and other assets described in Section 2.01(a), the Purchaser shall pay the Seller, in immediately available funds, the Receivables Purchase Price. The Seller on behalf of the Purchaser shall deposit, from funds it receives from the sale of the assets, the Reserve Fund Initial Deposit into the Reserve Fund, which amount shall be an asset of the Trust.

     (b) The Purchaser shall be entitled to, and shall convey such right to the Owner Trustee pursuant to the Sale and Servicing Agreement, all amounts due on the Receivables or paid thereunder or in respect thereof after the Cutoff Date.

     Section 2.03. Transfer of Receivables. Pursuant to the Sale and Servicing
                   -----------------------
Agreement, the Purchaser will assign all of its right, title and interest in, to and under the Receivables and other assets described in Section 2.01(a) to the Issuer. The parties hereto acknowledge that the Issuer will pledge its rights to and under the Receivables and other assets described in Section 2.01(a) to the Indenture Trustee pursuant to the Trust Agreement. The Purchaser shall have the right to assign its interest under this Agreement as may be required to effect the purposes of the Sale and Servicing Agreement, without the consent of the Seller, and the Owner Trustee as assignee shall succeed to the rights and obligations hereunder of the Purchaser.

     Section 2.04. Examination of Receivable Files. The Seller will make the
                   -------------------------------
Receivable Files available to the Purchaser or its agent for examination at the Seller's offices or such other location as otherwise shall be agreed upon by the Purchaser and the Seller.

     Section 2.05. Expenses. The Seller will reimburse the Purchaser for
                   --------
certain of the expenses of the Purchaser in connection with the issuance and sale of the Securities, including: (i) expenses incident to the printing, reproducing and distributing of the Preliminary Prospectus and the Prospectus,
(ii) any fees charged by Moody's and Standard & Poor's in connection with the rating of the Securities, (iii) the fees of DTC in connection with the book-entry registration of the Securities, (iv) the fees and disbursements of the Trustees and their respective counsels, (v) the fees and disbursements of the Insurer and its counsel, (vi) the fees and disbursements of Brown & Wood llp, counsel to the Purchaser, in connection with the purchase of the Receivables hereunder and the issuance and sale of the Securities, (vii) the fees and disbursements of the Subservicer and its counsel, (viii) the fees and disbursements of Stroock & Stroock & Lavan llp, counsel to the Underwriters and
(ix) the SEC registration fee in the amount equal to the product of 0.00025 and the initial Securities Balance.

                                 ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

     Section 3.01. Representations and Warranties of the Purchaser. The
                   -----------------------------------------------
Purchaser hereby represents and warrants to the Seller as of the date of this Agreement and as of the Closing Date that:

          (a) Organization and Good Standing. The Purchaser has been duly
              ------------------------------
     organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own and purchase the Receivables.

          (b) Due Qualification. The Purchaser is duly qualified to do business
              -----------------
     as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in the reasonable judgment of the Purchaser, materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

          (c) Power and Authority. The Purchaser has the power and authority to
              -------------------
     execute, deliver and perform its obligations under this Agreement and the other Basic Documents to which it is a party. The Purchaser has full power and authority to sell and assign the property to be sold and shall assign to and deposit with the Issuer and shall duly authorize such sale and assignment by all necessary limited liability company action; and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser by all necessary limited liability company action.

          (d) No Violation. The execution, delivery and performance by the
              ------------
     Purchaser of this Agreement and of the purchase of the Receivables and the consummation of the transactions contemplated hereby and by the Basic Documents to which it is a party and the fulfillment of the terms hereof and thereof does not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the certificate of formation or limited liability company agreement of the Purchaser, nor conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, agreement or other instrument to which the Purchaser is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the Purchaser's knowledge, any order, rule or regulation applicable to the Purchaser of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Purchaser or on the ability of the Purchaser to perform its obligations under this Agreement.

              (e)    No Proceedings. There are no proceedings or investigations
                     --------------
     pending, or to the Purchaser's knowledge, threatened against the Purchaser, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under this Agreement.

     Section 3.02.  Representations and Warranties of the Seller. The Seller
                    --------------------------------------------
hereby represents and warrants to the Purchaser as of the date of this Agreement and as of the Closing Date that:

              (a)    Organization and Good Standing. The Seller has been duly
                     ------------------------------
     organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Receivables.

              (b)    Due Qualification. The Seller is duly qualified to do
                     -----------------
     business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in the reasonable judgment of the Seller, materially and adversely affect the performance by the Seller of its obligations under this Agreement and the other Basic Documents to which it is a party, or the validity or enforceability of this Agreement, the other Basic Documents to which it is a party or the Receivables.

              (c)    Power and Authority. The Seller has the power and authority
                     -------------------
     to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement and the sale of the Receivables has been duly authorized by it by all necessary corporate action.

              (d)    No Violation. The execution, delivery and performance by
                     ------------
     the Seller of this Agreement and the sale of the Receivables, the consummation of the transactions contemplated hereby and by the other Basic Documents to which it is a party and the fulfillment of the terms hereof and thereof will not conflict with, result in a breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, its articles of incorporation or bylaws, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, agreement or other instrument to which it is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to its knowledge, any order, rule or regulation applicable to it of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the Seller's earnings, business affairs or business prospects.

          (e) No Proceedings.  There are no proceedings or investigations
              --------------
     pending, or to the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents to which it is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under this Agreement.

     Section 3.03.   Representations and Warranties as to the Receivables.
                     ----------------------------------------------------

     (a) Eligibility of Receivables.  The Seller hereby represents and warrants
         --------------------------
to the Purchaser as of the Cutoff Date that:

           (i)  Characteristics of Receivables.  Each Receivable (A) shall have
                ------------------------------
     been originated in the United States by a Dealer for the retail sale of the related Financed Vehicle in the ordinary course of such Dealer's business, shall have been fully and properly executed by the parties thereto, shall have been purchased by the Seller from such Dealer under an existing agreement with the Seller and shall have been validly assigned by such Dealer to the Seller in accordance with the terms of such agreement, (B) shall have created or shall create a valid, subsisting and enforceable first priority security interest in favor of the Seller in the related Financed Vehicle, which security interest has been assigned by the Seller to the Purchaser hereunder, and shall be assignable by the Purchaser to the Issuer, (C) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (D) shall, except as otherwise provided in the Sale and Servicing Agreement, provide for level Monthly Payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed over its original term and shall provide for a finance charge or shall yield interest at its APR, (E) shall provide for, in the event that such Receivable is prepaid, a prepayment that fully pays the Principal Balance and includes accrued but unpaid interest at least through the date of prepayment in an amount calculated by using an interest rate at least equal to its APR, (F) shall have an Obligor that is not a federal, state or local governmental entity, (G) is a Retail Installment Contract, (H) was originated on or after July 1, 1998, (I) provides for the allocation of payments thereon on the simple interest method and (J) constitutes "chattel paper" as defined in the UCC.

           (ii) Receivables Schedule.  The information set forth in (i) the
                --------------------
     Receivables Schedule and (ii) the data file regarding Receivables pool data as of the Cutoff Date delivered by the Seller to the Insurer prior to the Closing Date shall be true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures believed to be adverse to the Securityholders or the Insurer were utilized in selecting the Receivables from those motor vehicle receivables of the Seller which met the selection criteria set forth in this Agreement.

         (iii)  Compliance with Law.  Each Receivable and each sale of the
                -------------------
     related Financed Vehicle shall have complied at the time it was originated or made, and shall comply as of the Closing Date, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Soldiers' and Sailors' Civil Relief Act of 1940, the Magnuson-Moss Warranty Act, Federal Reserve Board Regulations B and Z, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit, equal credit opportunity and disclosure laws.

         (iv)   Binding Obligation. Each Receivable shall constitute the
                ------------------
     genuine, legal, valid and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

         (v)    No Bankrupt Obligors.  As of the Cutoff Date, no Obligor is the
                --------------------
     subject of a bankruptcy proceeding.

         (vi)   Security Interest in Financed Vehicles. As of the Cutoff Date,
                --------------------------------------
     no Financed Vehicle has been repossessed and not reinstated and immediately prior to the sale, assignment and transfer thereof, each Receivable shall be secured by a valid, binding and enforceable perfected first priority security interest in the related Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate action with respect to such Receivable shall have been taken to perfect a first priority security interest in such Financed Vehicle in favor of the Seller as secured party, which security interest has been validly assigned by the Seller to the Purchaser and by the Purchaser to the Issuer.

         (vii)  Receivables in Force.  No Receivable shall have been satisfied,
                --------------------
     subordinated or rescinded, nor shall any Financed Vehicle have been released in whole or in part from the Lien granted by the related Receivable.

         (viii) No Waivers.  No provision of a Receivable shall have been
                ----------
     waived in such a manner that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

         (ix)   No Amendments.  No Receivable shall have been amended or
                -------------
     modified in such a manner that the total number of Monthly Payments has been increased or decreased or that the related Amount Financed has been increased or decreased or that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

          (x)    No Defenses.  No Receivable is subject to any right of
                 -----------
     rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of any Receivable, or the exercise of any right thereunder, will not render such Receivable unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the Seller has not received written notice of the assertion with respect to any Receivable of any such right of rescission, setoff, counterclaim or defense.

          (xi)   No Liens.  No Liens or claims shall have been filed, including
                 --------
     Liens for work, labor or materials or for unpaid local, state or federal taxes relating to any Financed Vehicle that shall be prior to, or equal or coordinate with, the security interest in such Financed Vehicle granted by the related Receivable.

          (xii)  No Defaults.  Except for payment defaults that, as of the
                 -----------
     Cutoff Date, have been continuing for a period of not more than 30 days, no default, breach or violation under the terms of any Receivable shall have occurred as of the Cutoff Date and no continuing condition that with notice or the lapse of time or both would constitute a default, breach or violation under the terms of any Receivable shall have arisen; and the Seller shall not have waived any of the foregoing except as otherwise permitted hereunder.

          (xiii) Insurance.  With respect to Receivables with an original
                 ---------
     principal balance of $2,500 or greater, each Obligor has been required to obtain physical damage insurance covering the related Financed Vehicle and the Obligor is required under the terms of the related Receivable to maintain such insurance.

          (xiv)  Title.  No Receivable has been sold, transferred, assigned or
                 -----
     pledged by the Seller to any Person other than the Purchaser, and no provision of a Receivable shall have been waived, except as provided in clause (viii) above; immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens and rights of others, except for Liens that shall be released on or before the Closing Date; immediately upon the transfer and assignment thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others; and the transfer and assignment herein contemplated has been perfected under the UCC.

          (xv)   Lawful Assignment.  No Receivable has been originated in, or is
                 -----------------
     subject to the laws of, any jurisdiction under which the sale, transfer, assignment and conveyance of such Receivable under this Agreement or the Sale and Servicing Agreement or the pledge of such Receivables hereunder or under the Indenture is unlawful, void or voidable or under which such Receivable would be rendered void or voidable as a result of any such sale, transfer, assignment, conveyance or pledge. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of the Receivables.

          (xvi)   All Filings Made.  All filings (including UCC filings)
                  ----------------
     necessary in any jurisdiction to give the Purchaser, the Issuer and the Indenture Trustee a first priority security interest in the Receivables shall have been made.

          (xvii)  One Original.  There shall be only one original executed copy
                  ------------
     of each Receivable.

          (xviii) Maturity of Receivables.  The original term of such Receivable
                  -----------------------
     is, as of the Cutoff Date, 72 months or less and the weighted average remaining term to maturity of the Receivables, based on Cutoff Date Pool Balance, is 60 months or less.

          (xix)   Finance Charge.  Each Receivable provides for the payment of a
                  --------------
     finance charge calculated on the basis of an APR ranging from 0.00% to 20%.

          (xx)    Principal Balance.  On the date of origination, if such
                  -----------------
     Receivable is (i) a Light Vehicle Receivable, it had a Principal Balance of $41,000 or less or (ii) a Commercial Vehicle Receivable, it had a Principal Balance of $66,000 or less.

          (xxi)   Commercial Vehicles.  The Principal Balance of Commercial
                  -------------------
     Vehicle Receivables is not greater than 4.47% of the Cutoff Date Pool Balance and the Principal Balance of Commercial Vehicle Receivables with the same Obligor is not greater than 3.0% of the Principal Balance as of the Cutoff Date of Commercial Vehicle Receivables.

          (xxii)  Original Amount Financed.  Receivables with Amounts Financed
                  ------------------------
     in excess of $40,000 do not comprise more than 0.66% of the Cutoff Date Pool Balance.

          (xxiii) Obligors.  The Obligor under each Receivable had a current
                  --------
     billing address in the United States as of the Cutoff Date and the aggregate Principal Balance as of the Cutoff Date of Light Vehicle Receivables with credit bureau scores of less than 620 is not greater than 2.95% of the Principal Balance as of the Cutoff Date of Light Vehicle Receivables.

          (xxiv)  Location of Receivable Files.  Each Receivable File shall be
                  ----------------------------
     kept at the location listed in Schedule B hereto.

          (xxv)   Financed Vehicles.  Each Financed Vehicle shall be a new or
                  -----------------
     used Isuzu motor vehicle and the aggregate Principal Balance of Receivables relating to Financed Vehicles that are new is not less than 99.8% of the Cutoff Date Pool Balance.

          (xxvi)  Custodial Agreements.  Immediately prior to the transfer of
                  --------------------
     the Receivables by the Seller to the Purchaser, the Seller, an Affiliate of the Seller or an agent on behalf of the Seller had possession of the Receivable Files and there were no, and there will not be, any custodial agreements in effect, other than the custodial arrangement with the Subservicer set forth in this Agreement, affecting the right or ability of the Seller to make, or cause to be made, any delivery required under this Agreement.

          (xxvii)   Bulk Transfer Laws.  The transfer of the Receivables and the
                    ------------------
     Receivable Files by the Seller to the Purchaser pursuant to this Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

          (xxviii)  Title Document.  Within 180 days of the Closing Date, the
                    --------------
     Subservicer shall have received the Title Document for each Financed Vehicle listing the Seller as the secured party and as the holder of a first priority security interest in such Financed Vehicle.

     (b)  Notice of Breach.  The representations and warranties set forth in
          ----------------
Sections 3.01, 3.02 and 3.03(a) shall speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables by the Seller to the Purchaser and any subsequent assignment or transfer pursuant to the Sale and Servicing Agreement and the Indenture. The Purchaser, the Seller, the Issuer, the Insurer, the Owner Trustee or the Indenture Trustee, as the case may be, shall inform the other parties promptly, in writing, upon discovery of any breach of the Seller's or the Purchaser's representations and warranties pursuant to Sections 3.01, 3.02 and 3.03(a) which materially and adversely affects the interests of the Securityholders or the Insurer in any Receivable.

     (c)  Repurchase of Receivables.  In the event of a breach of any
          -------------------------
representation or warranty set forth in Section 3.03(a) which materially and adversely affects the interests of the Securityholders or the Insurer in any Receivable or if the Subservicer does not receive the Title Documents for the related Financed Vehicle within 180 days of the Closing Date, the party discovering such breach or non-receipt of the Title Documents shall give prompt written notice to the others and the Insurer. As of the last day of the first Collection Period following the Collection Period in which the discovery of the breach is made or notice is received, as the case may be (or, at the option of the Seller, the last day of the Collection Period in which such discovery is made or notice is received), the Seller shall repurchase such Receivable. This repurchase obligation shall apply to all representations and warranties contained in Section 3.03(a) except as otherwise noted whether or not the Seller or the Purchaser has knowledge of the breach at the time of the breach or at the time the representations and warranties were made. Upon breach of Section 3.03(a)(xxviii), the Seller shall repurchase such Receivable in the Collection Period in which it discovers or receives notice of such breach. The Seller shall be deemed to have received notice of breach of Section 3.03(a)(xxviii) and shall repurchase the Receivables listed on the Certificate of Title/Lien Exception Report upon receipt of the Certificate of Title/Lien Exception Report in November 2001. In consideration of the repurchase of any such Receivable, on the related Deposit Date, the Seller shall remit an amount equal to the Repurchase Payment in respect of such Receivable to the Issuer in the manner set forth in the Sale and Servicing Agreement. In the event that, as of the date of execution and delivery of this Agreement, any Liens or claims shall have been filed, including Liens for work, labor or materials relating to a Financed Vehicle, that shall be prior to, or equal or coordinate with, the Lien granted by the related Receivable (whether or not the Seller has knowledge thereof), which Liens or claims shall not have been satisfied or otherwise released in full as of the Closing Date, the Seller shall repurchase such Receivable on the terms and in the manner specified above. Upon any such repurchase, the Purchaser shall, without further action, be deemed to transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Purchaser in, to and under such repurchased Receivable, all monies due or to become due with respect thereto and all proceeds thereof. The Purchaser, the Issuer, the Owner Trustee or the Indenture Trustee, as applicable, shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Receivable pursuant to this Section. The sole remedy of the Purchaser, the Issuer, the Trustees, the Insurer or the Securityholders with respect to a breach of the Seller's representations and warranties pursuant to Section 3.03(a) or with respect to the existence of any such Liens or claims shall be to require the Seller to repurchase the related Receivables pursuant to this Section.

                                 ARTICLE FOUR

                                  CONDITIONS

     Section 4.01.  Conditions to Obligation of the Purchaser.  The obligation
                    -----------------------------------------
of the Purchaser to purchase the Receivables from the Seller on the Closing Date is subject to the satisfaction of the following conditions:

          (a)       Representations and Warranties True.  The representations
                    -----------------------------------
     and warranties of the Seller contained herein and in the other Basic Documents shall be true and correct on the Closing Date with the same effect as if made on the Closing Date, and each of the Seller, the Master Servicer and the Subservicer shall have performed all obligations to be performed by it hereunder and under the other Basic Documents on or before the Closing Date.

          (b)       Computer Files Marked.  The Seller shall, on or before the
                    ---------------------
     Closing Date, indicate in its computer files that the Receivables have been sold to the Purchaser pursuant to this Agreement.

          (c)       Release of Lenders.  The Seller shall obtain the executed
                    ------------------
     consent and release agreements and UCC partial releases with respect to the Receivables from the lenders under the Loan and Security Agreement, in each case in form and substance satisfactory to the Purchaser.

          (d)       Documents to be Delivered.  The Purchaser and the Insurer
                    -------------------------
     shall have received the following, all of which shall be dated as of the Closing Date or such other date as specified:

                    (i)    the Receivables Schedule;

                    (ii) an Officer's Certificate of the Seller and the Master Servicer, substantially in the form of Exhibit B hereto;

                    (iii) opinions of counsel for the Seller and the Master Servicer, in the aggregate substantially in the form of Exhibit C hereto, addressed to the Purchaser, the Insurer and the Underwriters;

                    (iv) copies of resolutions of the board of directors of IMAC approving the execution, delivery and performance of the Basic Documents to which IMAC is a party, and the performance of the transactions contemplated hereunder and thereunder, certified by the Secretary or an Assistant Secretary;

                    (v) copies of the articles of incorporation of the Seller, together with all amendments, revisions and supplements thereto, certified by the Secretary of State of the State of California as of a recent date, to the effect that the Seller has been duly incorporated, is in good standing and has a legal corporate existence;

                    (vi) UCC search reports from the appropriate offices in California as to the Seller;

                    (vii) an Officer's Certificate of the Subservicer, substantially in the form of Exhibit D hereto;

                    (viii) an opinion or opinions of counsel for the Subservicer, in the aggregate substantially in the form of Exhibit E hereto, addressed to the Purchaser, the Insurer and the Underwriters;

                    (ix) copies of resolutions of the board of directors of the Subservicer approving the execution, delivery and performance of the Basic Documents to which it is a party, and the performance of the transactions contemplated hereunder and thereunder, certified by the Secretary or an Assistant Secretary of the Subservicer;

                    (x) copies of the articles of incorporation of the Subservicer, together with all amendments, revisions and supplements thereto, certified by the Secretary of State of the State of Delaware as of a recent date, to the effect that the Subservicer has been duly incorporated, is in good standing and has a legal corporate existence;

                    (xi) a letter from KPMG LLP as to certain financial and statistical information in the Seller Information, which letter shall be acceptable in form and substance to the Purchaser;

                    (xii) reliance letters to each opinion of counsel to the Seller, the Master Servicer or the Subservicer delivered to Standard & Poor's, Moody's or the Insurer in connection with the purchase of the Receivables hereunder or the issuance or sale of the Securities;

                    (xiii) the Seller shall record and file, at its own expense, on or prior to the Closing Date, a financing statement in each jurisdiction in which such filing is required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, and the Trust, as assignee, naming the Receivables and the related property described in Section 2.01(a) as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Receivables to the Purchaser; and the Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on the Closing Date;

                    (xiv)  the Bill of Sale; and

                    (xv) such other documents, certificates and opinions as may be requested by the Purchaser or its counsel.

          (e)       Execution of Basic Documents.  The Basic Documents shall
                    ----------------------------
     have been executed and delivered by the parties thereto.

          (f)       Insurance Policy Issued.  The Insurance Policy shall have
                    -----------------------
     been issued and delivered by the Insurer.

          (g)       Rating of the Securities.  Moody's and Standard & Poor's,
                    ------------------------
     respectively, shall have assigned ratings of (i) "Prime-1" and "A-1+" to the Class A-1 Notes and (ii) "Aaa" and "AAA" to the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Certificates.

          (h)       Other Transactions.  The transactions contemplated by the
                    ------------------
     Basic Documents shall be consummated on the Closing Date.

          (i)       No Termination of the Underwriting Agreement.  The Purchaser
                    --------------------------------------------
     may terminate this Agreement at any time at or prior to the Closing Date
     (i) if the Underwriting Agreement has been terminated in accordance with its terms, (ii) if there has been, since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Purchaser or IMAC, whether or not arising in the ordinary course of business, (iii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Securities or to enforce contracts for the sale of the Securities, (iv) if trading in any securities of the Purchaser, IMAC or any of their respective Affiliates has been suspended or materially limited by the SEC or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the SEC, the National Association of Securities Dealers, Inc. or any other governmental authority or (v) if a banking moratorium has been declared by either Federal, California, North Carolina or New York authorities.

     Section 4.02.  Conditions to Obligation of the Seller.  The obligation of
                    --------------------------------------
the Seller to sell the Receivables to the Purchaser on the Closing Date is subject to the satisfaction of the following conditions:

          (a)       Representations and Warranties True.  The representations
                    -----------------------------------
     and warranties of the Purchaser contained herein and in the other Basic Documents shall be true and correct on the Closing Date with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder and under the other Basic Documents on or before the Closing Date.

          (b)       Payment of Receivables Purchase Price.  In consideration of
                    -------------------------------------
     the sale of the Receivables from the Seller to the Purchaser as provided in
     Section 2.01, on the Closing

     Date the Purchaser shall have paid the Seller an amount equal to the Receivables Purchase Price.

                                 ARTICLE FIVE

                            COVENANTS OF THE SELLER

     Section 5.01.  Protection of Right, Title and Interest in, to and under
                    --------------------------------------------------------
the Receivables.
---------------

     (a) The Seller, at its expense, shall cause this Agreement and/or all financing statements and continuation statements and any other necessary documents covering the Purchaser's right, title and interest in, to and under the Receivables and other property conveyed by the Seller to the Purchaser hereunder to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to the Receivables and such other property. The Seller shall deliver to the Purchaser file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection.

     (b) Within 30 days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with Section 4.01(d) seriously misleading within the meaning of the UCC as in effect in the applicable state, the Seller shall give the Purchaser notice of any such change and within 30 days after such change execute and file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's security interest in the Receivables and the proceeds thereof.

     (c) The Seller shall give the Purchaser prompt written notice of any relocation of any office from which the Seller keeps records concerning the Receivables or of its principal executive office or its jurisdiction of incorporation and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and within 30 days after such relocation shall execute and file such financing statements or amendments as may be necessary to continue the perfection of the interest of the Purchaser in the Receivables and the proceeds thereof.

     (d) The Seller shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable.

     (e) The Seller shall maintain its computer systems so that, from and after the time of the transfer of the Receivables to the Purchaser pursuant to this Agreement, the Seller's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly and unambiguously that such Receivable is owned by the Purchaser (or, upon transfer of the Receivables to the Issuer, by the Issuer). Indication of the Purchaser's ownership of a

Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, such Receivable shall have been paid in full or repurchased by the Seller.

     (f) If at any time the Seller shall propose to sell, grant a security interest in or otherwise transfer any interest in any motor vehicle retail installment sale contract to any prospective purchaser, lender or other transferee, the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, compact disks, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly and unambiguously that such Receivable has been sold and is owned by the Purchaser (or, upon transfer of the Receivables to the Issuer, the Issuer), unless such Receivable has been paid in full or repurchased by the Seller.

     (g) The Seller shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Seller's records regarding any Receivable, upon reasonable prior notice.

     (h) If the Seller has repurchased one or more Receivables from the Purchaser or the Issuer pursuant to Section 3.03(c), the Seller shall, upon request, furnish to the Purchaser, within ten Business Days, a list of all Receivables (by receivable number and name of Obligor) then owned by the Purchaser or the Issuer, together with a reconciliation of such list to the Receivables Schedule.

     Section 5.02.  Security Interests.  Except for the conveyances hereunder,
                    ------------------
the Seller covenants that it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein; the Seller will immediately notify the Purchaser of the existence of any Lien on any Receivable and, in the event that the interests of the Securityholders or the Insurer in such Receivable are materially and adversely affected, such Receivable shall be repurchased from the Purchaser by the Seller in the manner and with the effect specified in Section 3.03(c), and the Seller shall defend the right, title and interest of the Purchaser and its assigns in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this subsection shall prevent or be deemed to prohibit the Seller from suffering to exist upon a Receivable any Lien for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Seller shall currently be contesting the validity of such taxes in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

     Section 5.03.  Delivery of Payments.  The Seller covenants and agrees to
                    --------------------
deliver in kind upon receipt to the Subservicer under the Sale and Servicing Agreement all payments received by or on behalf of the Seller in respect of the Receivables as soon as practicable after receipt thereof by the Seller.

     Section 5.04.  No Impairment.  The Seller covenants that it shall take no
                    -------------
action, nor omit to take any action, which would impair the rights of the Purchaser, the Issuer, the Securityholders or the Insurer in any Receivable, nor shall it, except as otherwise provided in this Agreement or the Sale and Servicing Agreement, reschedule, revise or defer payments due on any Receivable.

                                  ARTICLE SIX

                           MISCELLANEOUS PROVISIONS

     Section 6.01.  Amendment.
                    ---------

     (a) This Agreement may be amended from time to time by the Purchaser and the Seller, with, so long as no Insurer Default shall have occurred and be continuing, the consent of the Insurer but without the consent of the Securityholders, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to add any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Sale and Servicing Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel to the Seller delivered to the Indenture Trustee and the Insurer, adversely affect in any material respect the interests of the Securityholders or of the Insurer.

     (b) This Agreement may also be amended from time to time by a written amendment duly executed and delivered by the Seller and by the Purchaser; provided, however, that any such amendment that materially adversely affects the interests of the Securityholders under the Indenture, the Sale and Servicing Agreement or the Trust Agreement must be consented to by the Holders of Notes evidencing not less than 51% of the Note Balance and the Holders of Certificates evidencing not less than 51% of the Certificate Balance; and, provided further, that no amendment to this Agreement shall be effective, so long as no Insurer Default shall have occurred and be continuing, without the consent of the Insurer, or in any event, without the consent of the Insurer if the amendment would reasonably be expected to materially adversely affect the interests of the Insurer. Promptly after the execution of any such amendment, the Seller shall furnish written notification of the substance of such amendment to the Owner Trustee, the Indenture Trustee, the Insurer and the Rating Agencies.

     Section 6.02.  Termination.  The respective obligations and
                    -----------
responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the indemnity obligations of the Seller as provided herein, upon the termination of the Issuer as provided in the Trust Agreement.

     Section 6.03.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCES TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 6.04.  Notices.  All demands, notices and communications hereunder
                    -------
shall be in writing and shall be deemed to have been duly given if personally delivered at or sent by telecopier, overnight courier or mailed by registered mail, return receipt requested, in the case of (i) the Purchaser, to Pooled Auto Securities Shelf LLC, in care of First Union Corporation, 707 Third Street, West Sacramento, California 95605, Attention: General Counsel and (ii) the Seller, to Isuzu Motors Acceptance Corporation, 6722 Orangethorpe Avenue, Suite 100, Buena

Park, California 90622, Attention: Treasury Department; or, as to either of such Persons, at such other address as shall be designated by such Person in a written notice to the other Persons.

     Section 6.05.  Severability of Provisions.  If any one or more of the
                    --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or any amendment or supplement hereto.

     Section 6.06.  Further Assurances.  The Seller and the Purchaser agree to
                    ------------------
do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party hereto or by the Issuer, the Insurer or the Indenture Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements, amendments, continuation statements or releases relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

     Section 6.07.  No Waiver; Cumulative Remedies.  No failure to exercise and
                    ------------------------------
no delay in exercising, on the part of the Purchaser, the Issuer, the Insurer, the Indenture Trustee, the Securityholders or the Seller, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 6.08.  Counterparts.  This Agreement may be executed in two or
                    ------------
more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 6.09.  Third-Party Beneficiaries.  This Agreement will inure to
                    -------------------------
the benefit of and be binding upon the parties hereto, the Issuer, the Indenture Trustee, the Owner Trustee, the Securityholders, the Underwriter, the Insurer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

     Section 6.10.  Headings.  The headings herein are for purposes of reference
                    --------
only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 6.11.  Representations of the Seller and of the Purchaser.  The
                    --------------------------------------------------
respective agreements, representations, warranties and other statements by the Seller and by the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing hereunder of the transfers and assignments by the Seller to the Purchaser and by the Purchaser to the Issuer and shall inure to the benefit of the Purchaser, the Trustees, the Insurer and the Securityholders.

     Section 6.12.  No Proceedings.  So long as this Agreement is in effect, and
                    --------------
for one year plus one day following its termination, the Seller agrees that it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy law or similar law against the Purchaser, the Issuer or the Owner Trustee.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   ISUZU MOTORS ACCEPTANCE CORPORATION,

                                     as Seller

                                   By:    /s/ Katsumi Masuda
                                      ------------------------------------------
                                              President


                                   POOLED AUTO SECURITIES SHELF LLC,
                                     as Purchaser

                                   By:    /s/ John A. Foxgrover
                                      ------------------------------------------
                                              Vice President

                                                                      SCHEDULE A

                             RECEIVABLES SCHEDULE

     Delivered to the Insurer, the Owner Trustee and the Indenture Trustee on the Closing Date.

                                                                      SCHEDULE B

                         LOCATION OF RECEIVABLE FILES

The CIT Group/Sales Financing, Inc.
Service Center
294 Quadrum, Building C
Oklahoma City, Oklahoma  73108-2090

                                                                       EXHIBIT A

                          BILL OF SALE AND ASSIGNMENT

     For value received, in accordance with a receivables purchase agreement, dated as of April 1, 2001 (the "Receivables Purchase Agreement"), between the undersigned and Pooled Auto Securities Shelf LLC (the "Purchaser"), the undersigned does hereby sell, transfer, assign, set over and otherwise convey unto the Purchaser, without recourse, all right, title and interest of the undersigned in, to and under, whether now owned or existing or hereafter acquired or arising, (i) the Receivables listed on Schedule A hereto (the "Receivables"); (ii) all amounts due on and paid under or in respect of the Receivables (including proceeds of the repurchase of Receivables by the Seller pursuant to the Receivables Purchase Agreement) after the Cutoff Date; (iii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables; (iv) any proceeds of any physical damage insurance policies and extended warranties covering the Financed Vehicles and in any proceeds of any credit life or credit disability insurance policies relating to the Receivables or the Obligors; (v) the Receivable Files; (vi) any proceeds of Dealer Recourse;
(vii) the right to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of the Issuer; and (viii) the proceeds of any and all of the foregoing.

     This Bill of Sale and Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Purchase Agreement and is to be governed by the Receivables Purchase Agreement.

     Capitalized terms used and not otherwise defined herein shall have the meaning assigned to them in the Receivables Purchase Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale and Assignment to be duly executed as of May __, 2001.

                                        ISUZU MOTORS ACCEPTANCE CORPORATION


                                        By: ____________________________________
                                                       Katsumi Masuda
                                                         President

                                                                       EXHIBIT B

                        SECRETARY'S CERTIFICATE OF IMAC

                                (See Attached)

                                                                       EXHIBIT C

                         OPINIONS OF COUNSEL FOR IMAC

                            (Delivered at Closing)

                                                                       EXHIBIT D

                  SECRETARY'S CERTIFICATE OF THE SUBSERVICER

                                (See Attached)

                                                                       EXHIBIT E

                    OPINION OF COUNSEL FOR THE SUBSERVICER

                            (Delivered at Closing)

                                      E-1